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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A
                                 AMENDMENT NO. 2

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           GREEN IRONS HOLDINGS CORP.
             (Exact Name of Registrant as Specified in Its Charter)


             NEVADA                                              98-0489669
(State of Incorporation or organization)                     (I.R.S. Employer
                                                             Identification no.)

PO Box 561, Harbour Gates                                 N/A
Providenciales, Turks & Caicos Islands
               (Address of Principal Executive Offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:
   Title of each class                       Name of each exchange on which
   to be so registered                       each class is to be registered
         N/A                                              N/A


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-135225 Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

         The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-135225) is incorporated by reference into this registration statement, and amended to reduce the registered shares from 2,000,000 to 888,950, the number of shares sold in the offering.

Item 2. Exhibits.

Exhibit Number        Description

3.1                   Articles of Incorporation *

3.2                   By-Laws *

(*) Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.

                                    SIGNATURE

                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         GREEN IRONS HOLDINGS CORP.

Date: June 14, 2007                      By: /s/ ANDREW COUVELL
                                             -----------------------------------
                                             Andrew Couvell
                                             President, Chief Executive Officer,
                                             Chief Financial Officer and
                                             Principal Accounting Officer